FEDERATED MANAGED ALLOCATION PORTFOLIOS
Federated Managed Income Portfolio
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Institutional Shares
Select Shares

Supplement to Prospectus dated January 31, 2003

     A Special Meeting of Shareholders of Federated Managed Income Portfolio (the "Managed Income Portfolio"), a portfolio of Federated Managed Allocation Portfolios (the "Trust"), will be held on December 5, 2003 at 2:00 p.m., Eastern time, at the Trust's principal place of business, 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7000. At the meeting, shareholders will be asked to vote on the proposed Agreement and Plan of Reorganization (the "Reorganization") described below in paragraphs a. and b. If approved by shareholders, this Reorganization will take effect on December 12, 2003. Shareholders will be notified if the Reorganization is not approved. Please keep this supplement for your records.

     a. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Total Return Bond Fund ("Total Return Bond Fund") would acquire all of the assets of the Managed Income Portfolio in exchange for Institutional Service Shares and Class C Shares of Total Return Bond Fund to be distributed pro rata by the Managed Income Portfolio to holders of its Institutional and Select Shares, respectively, in complete liquidation and termination of the Managed Income Portfolio; and

     b. To transact such other business as may properly come before the meeting or any adjournment thereof.

Additionally, please note that the following information, which relates to the Institutional and Select Shares of Managed Income Portfolio, will be effective on November 5, 2003.

1. Please delete the information related to Managed Income Portfolio in the chart on page 1 under "What are the Fund's Main Investment Strategies?" and replace it with the following:

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         Asset       FMIP Range
         Category
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         Equity      0%-25%
         Securities
         -----------------------
         Fixed       75%-100%
         Income
         Securities
         -----------------------

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2.   Please  delete the first bullet point on page 19 under "What are the Funds'
     Investment Strategies?" and replace with the following:

     "FMIP will invest 0%-25% of its assets in equity securities, and 75%-100% of its assets in fixed income securities;"

This Supplement does not apply to the Federated Conservative Allocation Fund (formerly, Federated Managed Conservative Growth Portfolio), Federated Moderate Allocation Fund (formerly, Federated Managed Moderate Growth Portfolio) or Federated Growth Allocation Fund (formerly, Federated Managed Growth Portfolio). Shareholders interested in the Federated Conservative Allocation Fund, Federated Moderate Allocation Fund or Federated Growth Allocation Fund should refer to their existing Prospectus (including any supplements thereto).

                                                                November 5, 2003
Cusip 314212804
Cusip 314212705
29437 (10/03)